ACR Multi-Strategy Quality Return (MQR) Fund

Class I Shares (Ticker Symbol: MQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 30, 2024,

to the Prospectus and Statement of Additional Information (“SAI”),

each dated April 1, 2023.

This supplement provides important information regarding planned changes for the ACR Multi-Strategy Quality Return (MQR) Fund’s name and principal investment strategies.

Change to Fund Name

Effective March 31, 2024 (the “Effective Date”), the name of the ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”) will be changed to ACR Opportunity Fund and all references to the Fund’s name in the Prospectus and SAI will be updated accordingly.

Changes to the Fund’s Principal Investment Strategies

As of the Effective Date, the third, fourth, fifth and sixth paragraphs under the heading “Principal Investment Strategies” beginning on page 2 of the Prospectus will be deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund pursues its investment objectives by investing its assets in equity securities, debt securities, derivatives, cash and cash equivalents. The Fund is not limited by security type, issuer size or geographic location, and may invest in securities of issuers in emerging markets as well as developed markets. The Fund invests in the asset class or classes in which the Advisor sees the best opportunity for appreciation. The Advisor seeks to identify companies and securities which are undervalued by the securities markets. The Advisor estimates the intrinsic value of companies and invests in securities across the capital structure, including related derivatives, which the Advisor believes provide an optimal combination of return and risk. In selecting securities for the Fund, the Advisor engages in an extensive search process across global markets for companies with desirable investment characteristics. The Advisor also conducts research on the financial and business characteristics of potential and current investments. The Fund may hold a significant amount in cash or cash equivalents in markets where the Advisor cannot find enough securities that meet its risk and return thresholds.

Equity securities in which the Fund may invest include common stocks, convertible securities, rights and warrants. The Fund may invest in debt securities of any maturity and credit quality and the Fund may purchase high yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) (or if unrated, determined by the Advisor to be of comparable credit quality). The Fund’s investments in high yield securities may include mezzanine securities, which are subordinated debt securities generally issued in private placements in connection with issuance of equity securities (e.g., with attached warrants). The Fund may invest in bank loans and loan participations. The Advisor may also invest in derivatives, which include, but are not limited to, futures, options, swaps (including total return swaps) and forward contracts. The Advisor may utilize derivatives to profit from expected price appreciation or depreciation of an underlying security, to generate a desired return stream, to generate incremental income, or to create a desired excess return spread over a market average yield or estimated fair return.

The Fund may also invest in other types of financing instruments such as convertible bonds and preferred stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and real estate investment trusts (“REITs”). In addition, the Advisor may use a short selling strategy for a portion of the Fund. The Fund will engage in two general types of short positions: directional and arbitrage. Directional short selling refers to selling short securities or groups of securities based on the Advisor’s assessment that the prices of the securities are significantly higher than their intrinsic values. Arbitrage short selling refers to selling short securities the Advisor considers to be overpriced in combination with related long positions in securities the Advisor considers to be underpriced, seeking to profit when the prices of the two securities converge. The Advisor may also invest in arbitrage or event-related securities, using fundamental analysis of the intrinsic values of companies to seek to profit from securities it deems to be relatively mispriced due to the market under or overestimating the successful completion of corporate events, including mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

The Advisor emphasizes “quality” and “opportunity” when making investment decisions for the Fund. The Advisor defines the quality of a security by the reliability of the cash flows or assets which are the basis of the security’s estimated intrinsic value. The Advisor believes a quantifiable margin of safety is the hallmark of a quality investment. The Advisor defines the opportunity of an investment by the price paid for the estimated intrinsic value received. For equity investments, the Advisor’s estimated intrinsic value of a company must be significantly greater than its price. In seeking opportunistic investments in higher rated fixed income investments, the Advisor believes an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the Advisor believes the value of the assets backing an issue must be significantly greater than its price. For other types of investments and as a general rule, the Advisor believes the probability of achieving a return commensurate with the risk taken must be very high.

Please file this Supplement with your records.